                         NOTICE OF GUARANTEED DELIVERY

    This form or one substantially equivalent hereto must be used to accept the offer for all outstanding 14% Senior Notes due 2010 (the "Old Notes") of Rhythms NetConnections Inc. (the "Company") in exchange for the Company's 14% Senior Notes due 2010 made pursuant to the prospectus, dated February 16, 1999 (the "Prospectus"), and the related letter of transmittal (the "Letter of Transmittal"), if (i) certificates for Old Notes are not immediately available,
(ii) the Old Notes, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The State Street Bank and Trust Company of California, N.A. (the "Exchange Agent") as set forth below on or prior to 5:00 P.M., New York City time, on the Expiration Date, or (iii) the procedures for delivery of the Old Notes through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") in accordance with DTC's Automated Tender Offer Program cannot be completed on a timely basis. See "The Exchange Offer--Terms of the Exchange Offer" section in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.

                    UNITED STATES TRUST COMPANY OF NEW YORK

  BY REGISTERED OR CERTIFIED MAIL:        BY HAND DELIVERY TO 4:30 PM:       BY HAND DELIVERY AFTER 4:30 PM ON
                                                                                      EXPIRATION DATE:

State Street Bank and Trust Company   State Street Bank and Trust Company   State Street Bank and Trust Company
        of California, N.A.                   of California, N.A.                   of California, N.A.
  c/o State Street Bank and Trust       c/o State Street Bank and Trust       c/o State Street Bank and Trust
              Company                               Company                               Company
 2 Avenue de Lafayette, Fifth Floor    2 Avenue de Lafayette, Fifth Floor    2 Avenue de Lafayette, Fifth Floor
       Boston, MA 02111-1724                 Boston, MA 02111-1724                 Boston, MA 02111-1724

         Attn: Ralph Jones                     Attn: Ralph Jones                     Attn: Ralph Jones

(Above information to be provided.)

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer, Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered: (1)                  PLEASE SIGN HERE

$                                              X
                                               X
                                               Signature(s) of Owner(s) or         Date
                                               Authorized Signatory

Certificate Nos. (if available):               Area Code and Telephone Number:
Total Principal Amount Represented by Old      Must be signed by the holder(s) of the Old
Notes Certificate(s):                          Notes as their name(s) appear(s) on
                                               certificates for Old Notes or on a security
$                                              position listing, or by person(s) authorized
                                               to become registered holder(s) by endorsement
                                               and documents transmitted with this Notice of
                                               Guaranteed Delivery. If signature is by a
                                               trustee, executor, administrator, guardian,
                                               attorney-in-fact, officer or other person
                                               acting in a fiduciary or representative
                                               capacity, such person must set forth his or
                                               her full title below.

If Old Notes will be delivered by book-entry       Please print name(s) and address(es)
transfer into Exchange Agent's account with                      Name(s):
The Depository Trust Company, provide account
number:
                                                                 Capacity:
Account Number:                                Address(es):

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

------------------------

(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                   GUARANTEE

    The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that (i) the certificates representing the principal amount of Old Notes tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), any required signature guarantee and any other documents required by the Letter of Transmittal, or (ii) timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer, Book-Entry Transfer; Delivery and Form" section of the Prospectus, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

________________________________________________________________________________
NAME OF FIRM

________________________________________________________________________________
ADDRESS

________________________________________________________________________________

________________________________________________________________________________
ZIP CODE

________________________________________________________________________________
Area Code & Telephone No.

________________________________________________________________________________
AUTHORIZED SIGNATURE

________________________________________________________________________________
TITLE

________________________________________________________________________________
Name: (PLEASE TYPE OR PRINT)

________________________________________________________________________________
Dated:

________________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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